SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2006
AXCESS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11933 (Commission File Number)	85-0294536 (I.R.S. Employer Identification No.)

3208 Commander Drive, Carrollton, Texas (Address of principal executive offices)		75006 (Zip Code)
Registrant’s telephone number, including area code (972) 407-6080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
          On September 21, 2006, the Company issued a press release giving certain guidance stating that its annual revenue for fiscal year 2006 will substantially exceed its 2005 fiscal year revenues. The press release is attached hereto as Exhibit 99.1. The press release is also posted on the company’s Web site (www.axcessinc.com) under the Investor heading link.
Item 9.01. Exhibits.
99.1      Press Release on September 21, 2006 announcing Axcess International gusidance for 2006 revenue.

Signature
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS INTERNATIONAL, INC.
(Registrant)

September 21, 2006	/s/ ALLAN GRIEBENOW
(Date)	Allan Griebenow
President and Chief Executive Officer